SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) Of
                    The Securities Exchange Act Of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-12

                         ICN Pharmaceuticals, Inc.
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              (Name of Registrant as Specified in its Charter)

                                    N/A
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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
Following is the text of a mailing sent to shareholders of ICN Pharmaceuticals, Inc. on or about May 15, 2001:

                                  ALERT!

                      ICN Annual Shareholder Meeting

                       Return your "White" Proxy Card

         Call 1-800-223-2064 for a proxy card or more information

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                Your Shareholder Value Depends on Your Vote
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ICN stockholders are strongly advised to read the proxy statement relating to ICN's 2001 annual meeting of stockholders, as it contains important information. Stockholders can obtain this proxy statement, any amendments to the proxy statement and other documents filed by ICN with the Securities and Exchange Commission without charge at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. In addition, ICN has mailed the proxy statement to each stockholder of record on the record date established for the stockholders meeting. ICN will also make additional copies of the proxy statement and any amendments to the proxy statement available without charge to ICN's stockholders. Please direct your request for the proxy statement to Investor Relations, ICN Pharmaceuticals, Inc., 3300 Hyland Avenue, Costa Mesa, California 92626, telephone (714) 545-0100, extension 3104 or to Georgeson Shareholder at
(800)-223-2064.

If you have any questions or need assistance voting your shares, please call:

                     [LOGO - Georgeson GS Shareholder]

             17 State Street, 10th Floor / New York, NY 10004
                       Call Toll-Free (800) 223-2064

             It's Quick & Easy to Vote your "White" Proxy Card

    How to Vote for ICN's Three Directors and Protect Shareholder Value

1.  Check the box marked "For all
    nominees listed"

2.  Sign your name and date it              [GRAPHIC OMITTED - PHOTOGRAPH OF
                                                           WHITE PROXY CARD]
3.  Put your "white" proxy card in the
    return envelope provided and drop it
    in the mail box by Wednesday, May
    23rd -- your postage has already
    been paid

4.  Remember to return your "white" proxy
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    card by Wednesday, May 23rd.  After
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    that date, call Georgeson Shareholder
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    regarding voting at 1-800-223-2064
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NEED A PROXY CARD?  HAVE A QUESTION?  Call 1-800-223-2064

                      Vote for ICN's Three Directors

               ICN Leadership is Putting Shareholders First